================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 9, 2009

                               H. J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)

       Pennsylvania                     1-3385                 25-0542520
 (State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                           Identification No.)

            1 PPG Place, Suite 3100, Pittsburgh,                     15222
                     Pennsylvania                                  (Zip Code)
       (Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                     GENERAL


ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 9, 2009, the Management Development and Compensation Committee ("MDCC") of the Board of Directors approved the following metrics for two long-term incentive award programs:

Performance Metric for Annual Restricted Stock Unit Awards
----------------------------------------------------------

Annual restricted stock unit ("RSU") awards to be granted in August 2009 will vest 25% per year from the date of grant subject to the Company's achievement of a target based on Operating Income at constant currency ("OI"), as adjusted to exclude the impact of any special items and the effect of accounting changes ("OI Target"). If the OI Target is not met, the RSUs will be forfeited.
Because of the performance metric, the Company will no longer require the mandatory deferral of RSUs by Section 16 officers to ensure compliance with
Section 162(m) of the Internal Revenue Code, as amended.

Metrics for the Fiscal Years 2010-2011 Long-Term Performance Program ("LTPP")
-----------------------------------------------------------------------------

Payouts under the Fiscal Years 2010-2011 Long-Term Performance Program will be based on the following:

There are two independently measured and equally weighted financial metrics:
After-Tax Return on Invested Capital ("ROIC")--Fifty percent (50%) of the target award opportunity will be determined by our performance against a two-year ROIC metric established by the MDCC.

2-year average ROIC for the Fiscal Years 2010-2011 will be calculated as follows:

o    ROIC = Annual After-Tax Operating Profit /Annual Average Invested Capital

o Annual After-Tax Operating Profit = (operating income - other expenses, net) x (1 - effective tax rate)

o Annual Average Invested Capital = 5 quarter average net debt + total shareholder equity

o    ROIC for FY10-11 = (FY10 ROIC + FY11 ROIC) /2

The percentage of the target LTPP award that can be earned for the Fiscal Years 2010-2011 performance period based on ROIC is summarized in the following chart:

                                                     Percent of Target
                                             % of         Award
                                            Target     Opportunity
Performance                                Achieved     Earned(1)
-----------                                --------     ---------
Maximum                                      120%         100%
Target                                       100%          50%
Threshold                                     80%         12.5%
Below Threshold                              <80%          0%

------------

(1) Represents one-half of the target award opportunity.

When the Board of Directors approves an acquisition or divestiture, it will also approve an adjustment to the ROIC targets based on the impact the transaction will have on ROIC. In addition, targets will be adjusted to exclude the impact of any special items and the effect of accounting changes.

Relative Total Shareholder Return ("TSR")--Fifty percent (50%) of the target award opportunity will be determined by our two-year TSR growth rate (the "TSR Value") compared to the two-year TSR growth rates of the other companies in the TSR Peer Group, previously described in the Compensation Discussion and Analysis.

o    TSR Value for Fiscal Years 2010-2011 will be calculated as follows:

o Performance Period--Commenced the first day of Heinz's Fiscal Year 2010 (April 30, 2009) and ends two fiscal years later on the last day of Heinz's Fiscal Year 2011 (April 27, 2011).

o Starting Value--Average of each TSR Peer Group company's stock price for the 60 trading days prior to the first day of the performance period and excludes any dividends during this period.

o Ending Value--Average of each TSR Peer Group company's stock price for the 60 trading days prior to and including the last day of the performance period plus all dividends paid over the performance period.

o TSR Value--Growth rate between starting value and ending value (capital gain plus dividends).

The percentage of the target LTPP award that can be earned for the Fiscal Years 2010-2011 performance period is based on our percentile ranking within the TSR Peer Group as shown in the following chart:

           Heinz TSR                    Rank                  Percent of
           Percentile                 Using TSR              Target Award
            Ranking                  Peer Group         Opportunity Earned(1)
            -------                  ----------         ---------------------
            90%-100%                     1-2                    100.0%
           80%-89.99%                     3                     87.5%
           70%-79.99%                     4                     75.0%
           60%-69.99%                     5                     62.5%
           50%-59.99%                    6-7                    50.0%
           40%-49.99%                     8                     37.5%
           30%-39.99%                     9                     25.0%
           20%-29.99%                    10                     12.5%
         Less than 20%                  11-12                    0.0%

------------

(1)   Represents one-half of the target opportunity.


The total LTPP payout for the Fiscal Years 2010-2011 performance period will be determined by adding the percentage of target award earned for each metric and multiplying this amount by the target award granted to each participant at the beginning of the performance period or the pro-rated award granted during the performance period in the case of new hires and promotions occurring before the last 6 months of the performance period. In the event of a qualifying termination (retirement, death, disability or termination without cause) during the first year of the performance period, the award will be pro-rated and paid at the end of the performance period based on the actual results achieved. If this qualifying termination occurs during the second year of the performance period, the full award will be paid (without pro-rating) at the end of the performance period based on the actual results achieved. This approach recognizes the contributions of the individual to the two-year performance results. For all other terminations, all unpaid LTPP awards will be forfeited.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               H.J. HEINZ COMPANY

                                        By  /s/ Theodore N. Bobby
                                           ----------------------------------
                                           Theodore N. Bobby
                                           Executive Vice President and
                                           General Counsel


     Dated: June 15, 2009